Ameristock Focused Value Fund

Supplement dated September 10, 2003 to the Prospectus dated October 15, 2002

Ameristock Focused Value Fund (the “Fund”) is a non-diversified, no-load open-end investment company (generally known as a “mutual fund”) that looks for investment opportunities in any situation or company that offers potential capital appreciation.  As a mutual fund, however, it is limited by the amount and types of investments that it can make.  These restrictions would not apply if it were a holding company instead of a mutual fund.  Therefore, Ameristock Corporation, the Fund’s Investment Adviser, believes that converting the Fund from an investment company to a stock exchange listed holding company could open up new opportunities for investing and participating in both publicly traded and privately held companies.   Consequently, it is the intent of the Investment Adviser to propose to the Fund’s Board of Trustees that the Fund be closed and shareholder approval be sought to convert the Fund when the assets of the Fund are between $50 million and $100 million.

The Investment Adviser has the following reasons for believing that converting the Fund to a holding company would benefit Fund shareholders.  For one, it would permit the Fund to own majority or greater positions in the same types of companies the Fund currently invests in and participate in the management of those businesses.  To the extent that management is able to identify companies with the potential for capital appreciation, owning more of those companies could increase shareholder value.  In addition, like other mutual fund shareholders, the Fund’s shareholders currently can only receive the “net asset value” of their shares when they sell them.  Net asset value is based primarily on the current market value of the Fund’s investments.  In contrast, for various reasons a publicly traded company’s shares could trade at a premium (or a discount) to the book value of its net assets.

An investment in a publicly traded holding company would be subject to a number of risks substantially different from and possibly greater than the risks of investing in the Fund.  For instance, by holding interests in a small number of businesses the holding company would be subject to proportionately greater effects from a downturn in any of those businesses.  In addition, it is the Investment Adviser’s intent that one if not both of the Fund’s current portfolio managers would lead the management of the new public company.  The professional experience of the Fund’s portfolio managers has been in the investment management business, not in the management of commercial businesses.

These are just some of the potential risks that would accompany a conversion.  Regardless of the risks and any potential benefits, for various reasons the conversion might never take place.  First, the Fund’s shareholders or its Trustees might not approve the conversion.  Furthermore, the Fund may never reach the $50-100 million asset level at which the conversion will be pursued.  Finally, while the legal issues relating to the conversion have been analyzed in some detail, a conversion of this nature would not be a common occurrence and would raise a number of legal and practical issues that might serve to prevent the conversion, at least in the form currently anticipated.

The costs associated with any conversion, such as the cost of preparing and mailing proxy statements seeking shareholder approval of the conversion, would be borne by the Investment Adviser, not by the Fund or its shareholders.